Abacus Bull Moose Growth Fund




Prospectus dated March 31, 2006


Investment objective: long term capital appreciation.

317 Madison Ave., Suite 1004
New York, New York 10017

(877) 322-0576






The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                                            PAGE



RISK/RETURN SUMMARY............................................................1

FEES AND EXPENSES OF THE FUND..................................................3

ADDITIONAL INFORMATION ABOUT THE FUND'S OBJECTIVE AND STRATEGIES...............4

HOW TO BUY SHARES..............................................................4

HOW TO REDEEM SHARES...........................................................6

DETERMINATION OF NET ASSET VALUE...............................................7

DIVIDENDS, DISTRIBUTIONS AND TAXES.............................................8

MANAGEMENT OF THE FUND.........................................................9

FINANCIAL HIGHLIGHTS..........................................................11

PRIVACY POLICY................................................................12


FOR MORE INFORMATION..................................................BACK COVER

RISK/RETURN SUMMARY

Investment Objective

The investment objective of the Abacus Bull Moose Growth Fund is long term capital appreciation.

Principal Strategies

The Fund invests primarily in common stock of U.S. companies of all capitalization ranges. The Fund's adviser studies "themes" underlying what it believes will represent fundamental long term changes in the U.S. equity markets. A theme can be political, economic, demographic, regulatory or industry specific. It is the identification of these themes that lies at the heart of the adviser's investment strategy.

After identifying a theme, the adviser searches for both value and growth companies that it believes will benefit from the anticipated fundamental change. The adviser believes it is essential to identify a catalyst that will either unlock the values in a value stock or trigger acceleration of growth in a growth stock. For example, a catalyst can be an important new product, an expanded distribution capability or a key acquisition.

For value stocks, the adviser focuses on the measure of value it believes is most suited to the company in question. Examples of such measures are low price to earnings ratios relative to historical norms, free cash flow relative to prevailing interest rates, and liquidation values. For growth stocks, the adviser focuses on companies it believes are likely to accelerate in earnings growth in the ensuing twelve months.

The adviser relies on its own financial analysis and sources of information. Its research analysts speak directly not only with company management, but with a company's customers and suppliers as well.


The Fund seeks to avoid investing in companies that have ongoing business relationships with countries that sponsor terrorism. The adviser has engaged an independent third party to provide initial certifications and ongoing monitoring of companies in the Fund's portfolio in an attempt to ensure that no company owned by the Fund is subject to "global security risk." Global security risk is the risk to a company's share value or reputation stemming from: 1) the company's ties to current U.S. State Department-designated states that sponsor terrorism (currently Iran, Libya, North Korea, Syria and Sudan); or 2) a company's ties to proliferation-related concerns regarding weapons of mass destruction and ballistic missiles, each as determined according to guidelines established by the third party. If the Fund owns securities of a company that later is determined by the third party to have failed to conform to the guidelines established by the third party, the adviser will sell securities of the non-conforming company within approximately five business days after receiving notice from the third party.


The Fund may sell a security if 1) the security reaches the adviser's valuation target, 2) the adviser believes the company's fundamentals have changed, or 3) the company is not performing as expected.

Principal Risks of Investing in the Fund

o Management Risk. The adviser's strategy may fail to produce the intended results. If the adviser incorrectly identifies a theme, or is incorrect about the effect of a theme on the U.S. equity markets, the Fund may not perform well.

o Company Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual company in the Fund's portfolio. If the prices of securities owned by the Fund fall, so will the value of the Fund.

o Volatility Risk. Equity securities tend to be more volatile than other investment choices. The value of an individual company can be more volatile than the market as a whole. This volatility affects the value of the Fund's shares.

o Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

o Style Risk. The Fund invests in both "value stocks" and "growth stocks." With respect to value stocks, the market may not agree with the adviser's determination that a stock is undervalued, and the stock's price may not increase to what the adviser believes is its full value. It may even decrease in value. With respect to "growth stocks," the company's earnings growth rate may not meet the adviser's expectations, and the stock price may not increase as the adviser anticipates.

o Smaller Company Risk. To the extent the Fund invests in smaller capitalization companies, the Fund will be subject to additional risks. These include:

      o The earnings and prospects of smaller companies are more volatile than larger companies.

      o Smaller companies may experience higher failure rates than do larger companies.

      o The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.


      o Smaller companies may have limited markets, product lines or financial resources and may lack management experience.

o Excluded Securities Risk. Although the adviser believes that the Fund can achieve its investment objective within the parameters of global risk screening, excluding non-conforming companies subject to global security risk could have an adverse affect on the Fund's performance.


o An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

o     The Fund may not be appropriate for use as a complete investment program.

o As with any mutual fund investment, the Fund's returns will vary and you could lose money.

How the Fund has Performed

The bar chart and performance table below show the variability of the returns of the Fund, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year. The performance table shows how the Fund's average annual total returns compare over time to a broad-based securities market index. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risk of investing in the Fund because it demonstrates how its returns have varied over time.

                          Year-by-Year Total Return(1)
                        Total Return as of December 31st
                            [Bar Chart Appears Here]

2002       -5.00%

2003       41.27%

2004       12.32%

2005       112.83%


      (1) The Fund acquired the assets and liabilities of the Bull Moose Growth Fund, a series of AmeriPrime Advisors Trust (the "Predecessor Fund"), in a tax-free reorganization effective on September 26, 2005. The Fund is a continuation of the Predecessor Fund and, therefore, the bar chart shows changes in the Predecessor Fund from year to year.

During the period shown, the highest return for a quarter was 19.28% (2nd quarter, 2003); and the lowest return was -7.49% (3rd quarter, 2002).

          Average Annual Total Returns for the period ended 12/31/2005:


                                               One Year    Since Inception(1)
                                               --------    ------------------
The Fund
    Return Before Taxes                          12.83%        14.08%
    Return After Taxes on Distributions(2)       11.47%        13.07%
    Return After Taxes on Distributions and
             Sale of Fund Shares(2)               9.12%        11.86%
S&P 500 Index                                     4.92%         3.95%
(reflects no deductions for fees, expenses or taxes)


(1) Inception of the Predecessor Fund, December 21, 2001.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


                          FEES AND EXPENSES OF THE FUND

      The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

      Shareholder Fees
      (fees paid directly from your investment)
      Maximum Sales Charge (Load) Imposed on Purchases                   NONE
      Maximum Deferred Sales Charge (Load)                               NONE
      Redemption Fee(1)                                                  NONE



      Annual Fund Operating Expenses
      (expenses that are deducted from Fund assets)
      Management Fee(2)                                                  1.00%
      Distribution and/or Service (12b-1) Fees(3)                        0.25%
      Other Expenses                                                     0.10%
      Total Annual Fund Operating Expenses                               1.35%

      (1) A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. (

      2) The adviser pays all of the operating expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expenses on securities sold short), fees and expenses of non-interested person trustees, extraordinary expenses and expenses incurred pursuant to Rule 12b-1 under the Investment Company Act of 1940.

      (3) Effective January 6, 2006, all shares of the Fund are subject to annual 12b-1 Fees.


Example:
- --------

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, reinvest dividends and distributions, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


      1 Year               3 Years           5 Years           10 Years
      ------               -------           -------           --------
      $137                 $428              $739              $1,624

        ADDITIONAL INFORMATION ABOUT THE FUND'S OBJECTIVE AND STRATEGIES

The investment objective of the Fund may be changed without shareholder approval.

From time to time, the Fund may take temporary defensive positions in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, including money market funds or repurchase agreements. If the Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective. The Fund may also invest in money market instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

                                HOW TO BUY SHARES

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information, and may take additional steps to verify your identity. We may not be able to open your account or complete a transaction for you until we are able to verify your identity.

Initial Purchase

The minimum initial investment in the Fund is $1,000. The minimum subsequent investment in the Fund is $500. Investors choosing to purchase or redeem their shares through a broker/dealer or other institution may be charged a fee by that institution. The adviser may waive these minimums at its discretion, including for existing clients of the adviser. To the extent investments of individual investors are aggregated into an omnibus account established by an investment adviser, broker or other intermediary, the account minimums apply to the omnibus account, not to the account of the individual investor. If you choose to purchase or redeem shares directly from the Fund, you will not incur charges on purchases and redemptions. However, if you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

      By Mail - To be in proper form, your initial purchase request must include:

      o a completed and signed investment application form (which accompanies this Prospectus); and

      o     a check made payable to the Fund.

Mail the completed application and check to:

U.S. Mail:   Abacus Bull Moose Growth Fund       Overnight:    Abacus Bull Moose Growth Fund
             c/o Unified Fund Services, Inc.                   c/o Unified Fund Services, Inc.
             P.O. Box 6110                                     431 North Pennsylvania Street
             Indianapolis, Indiana 46206-6110                  Indianapolis, Indiana  46204

      By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at (877) 322-0576 to set up your account and obtain an account number.

You must provide a signed application to Unified Fund Services, Inc., the Fund's transfer agent, at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays, which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent. There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

You may purchase additional shares of the Fund by mail, wire, or automatic investment. Each additional mail purchase request must contain:

      o     your name

      o     the name of your account(s),

      o     your account number(s),

      o     the name of the Fund

      o     a check made payable to the Fund

Checks should be sent to the Abacus Bull Moose Growth Fund at the address listed under the heading "Initial Purchase - By Mail" in this Prospectus. To send a bank wire, call Shareholder Services at (877) 322-0576 to obtain instructions.

Distribution Plan


The Fund has adopted a plan under Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its shares and allows the Fund to pay for services provided to shareholders. Shareholders of the Fund may pay annual 12b-1 expenses of up to 0.25%. No 12b-1 fees were paid by the Fund's shareholders for the fiscal year ended November 30, 2005. The plan was activated effective as ofJanuary 6, 2006. ,Over time, 12b-1 fees will increase the cost of your investment and may cost you more than paying other types of sales charges because these fees are paid out of the Fund's assets on an on-going basis.


Tax Sheltered Retirement Plans

Since the Fund is oriented to longer term investments, shares of the Fund may be an appropriate investment medium for tax sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); SIMPLE plans; 401(k) plans; qualified corporate pension and profit sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. Contact the transfer agent by mail or call Shareholder Services for the procedure to open an IRA or SEP plan and more specific information regarding these retirement plan options. Please consult with your attorney or tax adviser regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call Shareholder Services about the IRA custodial fees.

Other Purchase Information

The Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. You may be prohibited or restricted from making future purchases in the Fund. Checks should be made payable to the Fund. The Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler's checks, money orders, credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier's checks and bank official checks may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired). Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account.

The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund's transfer agent.

                              HOW TO REDEEM SHARES

You may receive redemption payments in the form of a check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from the shareholder's Fund account by redemption of shares. The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund's net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund's net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

      By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. Mail: Abacus Bull Moose Growth Fund              Overnight: Abacus Bull
           Moose Growth Fund                                     c/o Unified Fund Services, Inc. c/o Unified
           Fund Services, Inc.                                   431 North Pennsylvania
           P.O. Box 6110                                         Indianapolis, Indiana 46204
           Street Indianapolis, Indiana 46206-6110

Your request for a redemption must include your letter of instruction, including the Fund's name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares are processed at the net asset value next calculated after we receive your order in proper form. To be in proper form, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request, or in certain other circumstances, such as to prevent unauthorized account transfers or redemptions. Signature guarantees are for the protection of shareholders. All redemptions requiring signature guarantees must utilize a New Technology Medallion stamp, generally available from the bank where you maintain your checking or savings account. Please call Shareholder Services at (877) 322-0576 if you have questions. At the discretion of the Fund or the Fund's transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

      By Telephone - You may redeem any part of your account in the Fund by calling Shareholder Services at (877) 322-0576. You must first complete the optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Fund may terminate the telephone redemption procedures at any time. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the transfer agent anticipates difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

Fund Policy on Market Timing

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy generally applies to all Fund shareholders. While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called "omnibus accounts" include multiple shareholders. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so. The Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interests of the Fund or its shareholders, or if the Fund thinks that the trading is abusive. The Fund has not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

Additional Information

If you are not certain of the requirements for a redemption please call Shareholder Services at (877) 322-0576. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if the Fund incurs bank charges because you request that the Fund re-issue a redemption check.

Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days' written notice if the value of your shares in the Fund is less than $1,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30 day period. All shares of the Fund also are subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or capital loss, which may have tax consequences about which you should consult your tax adviser.

                        DETERMINATION OF NET ASSET VALUE

The price you pay for your shares is based on the Fund's net asset value per share (NAV). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding.

The Fund's assets generally are valued at their market value. If market quotations are not readily available, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the adviser. Good faith pricing also is permitted if, in the adviser's opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund's NAV calculation that may affect a security's value, or the adviser is aware of any other data that calls into question the reliability of market quotations. Without good faith pricing, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short-term traders, or that the Fund will realize fair valuation upon sale of a security.

Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders on an annual basis. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request to the Fund. The Fund expects that its distributions will consist primarily of short-term and/or long-term capital gains.

Taxes

Investment income distributed by the Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income.

The Fund will distribute net realized capital gains to its shareholders normally once a year. Capital gains are generated when the Fund sell its assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the asset sold. Distributions of gains recognized on the sale of assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of assets held longer than one year are taxed at long-term capital gains rates. If the Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional shares of the Fund. Alternatively, you may elect to have:
(1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash.

You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Fund's shareholders. These transactions typically create the following tax liabilities for taxable accounts:

Summary of Certain Federal Income Tax Consequences for Taxable Accounts

The following discussion reflects the enactment of the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act").

Type of Transaction                                Tax Status
- -------------------                                ----------
Qualified dividend income                          Generally maximum 15% on non-corporate
                                                   taxpayers
Net short-term capital gain distributions          Ordinary income rate

Net long-term capital gain distributions           Generally maximum 15% on non-corporate taxpayers*

Sales of shares (including redemptions) owned      Gains taxed at generally maximum 15% on non-corporate
more than one year                                 taxpayers*

Sales of shares (including redemptions) owned      Gains are taxed at the same rate as ordinary income;
for one year or less                               losses are subject to special rules

                                                   *For gains realized between May 6, 2003
                                                   and December 31, 2008.

Under the 2003 Tax Act, effective for taxable years after December 31, 2002 through December 31, 2008, designated income dividends paid by the Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such income dividends are attributable to qualified dividend income from the Fund's investment in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that the Fund has ordinary income from investments in debt securities, for example, such as interest income, income dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

If you are a non-corporate shareholder and if the Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service 28% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 28% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

      Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.


                             MANAGEMENT OF THE FUND


The Roosevelt Investment Group, 317 Madison Ave., Suite 1004, New York, New York 10017, serves as investment adviser to the Fund. Founded in 1990 by Arthur Sheer, the adviser's clients consist primarily of corporations, pension accounts, non-profits, endowments and high net worth individuals. As of November 30, 2005, the adviser had approximately $767 million in assets under management.


During the fiscal year ended November 30, 2005, the Fund paid the adviser a fee equal to 1.00% of its average daily net assets. The adviser pays all of the operating expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as interest and dividend expense of securities sold short), fees and expenses of non-interested person trustees, extraordinary expenses and expenses incurred pursuant to Rule 12b-1 under the Investment Company Act of 1940. In this regard, it should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the adviser. The adviser (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. The Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

A discussion of the factors that the Board of Trustees considered in approving the Fund's management agreement is included in the Fund's annual or semi-annual report, as applicable.

Investing Through Abacus International Capital Corporation

If you purchase Fund shares through Abacus International Capital Corporation ("Abacus International"), you may be subject to additional policies and/or restrictions with respect to your investment. These policies and/or restrictions are determined by Abacus International. The Fund will pay to Abacus International a 12b-1 fee of 0.25% of the average daily assets in shareholder accounts referred by Abacus International. In addition, the adviser (not the Fund) will pay to Abacus International a referral fee equal to 0.25% of the management fee earned by the adviser with respect to shareholder accounts referred by Abacus International.


The Portfolio Manager

Mr. Arthur Sheer has been primarily responsible for the day-to-day management of the Fund since the inception of the Predecessor Fund in 2001. He is also a portfolio manager responsible for equity and fixed income investments of the adviser's clients. Mr. Sheer has served as the adviser's chief executive officer since he founded the firm in 1990.

The Fund's Statement of Additional Information provides additional information about the Fund's portfolio manager, including his compensation, other accounts that he manages, and his ownership of shares of the Fund.

FINANCIAL HIGHLIGHTS


The following table is intended to help you better understand the Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. Total return represents the rate you would have earned (or lost) on an investment in the Fund (including the Predecessor Fund), assuming reinvestment of all dividends and distributions. The information for the fiscal years ended November 30, 2005 and 2004 was audited by Cohen McCurdy, Ltd., whose report, along with the Predecessor Fund's financial statements, are included in the Predecessor Fund's annual report, which is available upon request. The information for prior years was audited by another independent accounting firm.

The tables below set forth financial data for a share outstanding throughout each period presented.

                                                                                        For the
                                             Year Ended    Year Ended    Year Ended   Period Ended
                                            November 30,  November 30,  November 30,  November 30,
                                                2005         2004           2003          2002      (a)
                                            ------------  ------------  ------------  ------------
Selected Per Share Data
Net asset value, beginning of period        $      14.18  $      12.89  $       9.84  $      10.00
                                            ------------  ------------  ------------  ------------
Income from investment operations

  Net investment income (loss)                      0.02         (0.01)        (0.01)        (0.04)

  Net realized and unrealized gain (loss)           1.92          1.62          3.06         (0.12)
                                            ------------  ------------  ------------  ------------
Total from investment operations
                                                    1.94          1.61          3.05         (0.16)
                                            ------------  ------------  ------------  ------------
Less Distributions to shareholders:

  From net realized gain                           (1.05)        (0.32)           --            --
                                            ------------  ------------  ------------  ------------
Total distributions
                                                   (1.05)        (0.32)           --            --
                                            ------------  ------------  ------------  ------------

Net asset value, end of period              $      15.07  $      14.18  $      12.89  $       9.84
                                            ============  ============  ============  ============

Total Return (b)                                   14.47%        12.70%        31.00%        -1.60% (c)

Ratios and Supplemental Data
Net assets, end of period (000)             $      6,415  $      3,091  $      2,345  $        797

Ratio of expenses to average net assets             1.10%         1.07%         1.15%         1.43% (d)
Ratio of net investment income to average
   net assets                                       0.21%        (0.08)%       (0.06)%       (0.38%)(d)

Portfolio turnover rate                            85.58%        82.28%        54.18%        52.75%

(a) For the period December 21, 2001 (Commencement of Operations) through November 30, 2002.

(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(c) Not annualized.

(d) Annualized.

                                 PRIVACY POLICY


      The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

      Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

o Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

o Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

      Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

      Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                              FOR MORE INFORMATION

Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated into this prospectus by reference, contains detailed information on the Fund's policies and operations, including policies and procedures relating to the disclosure of portfolio holdings by the Fund's affiliates. Annual and semi-annual reports contain management's discussion of market conditions and investment strategies that significantly affected the Fund's performance results as of the Fund's latest semi-annual or annual fiscal year end.

Call Shareholder Services at (877) 322-0576 to request free copies of the SAI and the Fund's annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries. As of the date of this prospectus, the Fund does not have an internet website and, therefore, the Fund's SAI, annual and semi-annual reports are not made available at an Internet site.

You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http.//www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section of the SEC, Washington, D.C. 20549-0102.

                          ABACUS BULL MOOSE GROWTH FUND

                       STATEMENT OF ADDITIONAL INFORMATION


                                 March 31, 2006


         This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Prospectus of the Abacus Bull Moose Growth Fund dated March 31, 2006. This SAI incorporates by reference the annual report to shareholders of the Abacus Bull Moose Growth Fund for the fiscal year ended November 30, 2005 ("Annual Report"). A free copy of the Prospectus or Annual Report can be obtained by writing the transfer agent at 431 North Pennsylvania Street, Indianapolis, Indiana 46204 or by calling Shareholder Services at 1-877-322-0576.


TABLE OF CONTENTS                                                         PAGE
- ------------------------------------------------------------------------------

DESCRIPTION OF THE TRUST AND THE FUND........................................1

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS........2

INVESTMENT LIMITATIONS.......................................................7

THE INVESTMENT ADVISER.......................................................9


TRUSTEES AND OFFICERS.......................................................11

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.........................14

PORTFOLIO TURNOVER..........................................................15

PORTFOLIO TRANSACTIONS AND BROKERAGE........................................15

DISCLOSURE OF PORTFOLIO HOLDINGS............................................17

DISTRIBUTION PLAN...........................................................18

DETERMINATION OF NET ASSET VALUE............................................19

REDEMPTION IN-KIND..........................................................20

STATUS AND TAXATION OF THE FUND.............................................20

CUSTODIAN...................................................................22

FUND SERVICES...............................................................22

INDEPENDENT REGISTERED ACCOUNTING FIRM......................................23

DISTRIBUTOR.................................................................23

PROXY VOTING POLICIES.......................................................24

FINANCIAL STATEMENTS........................................................25

DESCRIPTION OF THE TRUST AND THE FUND

      The Abacus Bull Moose Growth Fund (the "Fund") was organized as a diversified series of Unified Series Trust (the "Trust"). The Trust is an open-end management investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the "Trust Agreement"). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Trustees. The investment adviser to the Fund is The Roosevelt Investment Group (the "Adviser").


      Effective as of September 23, 2005, the Fund (previously known as the Bull Moose Growth Fund) acquired all the assets of the Bull Moose Growth Fund, a series of AmeriPrime Advisors Trust (the "Predecessor Fund"), in a tax-free reorganization. The Predecessor Fund commenced operations on December 21, 2001.


      The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

      Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. The Trust Agreement can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

      For information concerning the purchase and redemption of shares of the Fund, see "How to Buy Shares" and "How to Redeem Shares" in the Fund's Prospectus. For a description of the methods used to determine the share price and value of the Fund's assets, see "Determination of Net Asset Value" in the Fund's Prospectus and this SAI.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

      This section contains a more detailed discussion of some of the investments the Fund may make and some of the techniques it may use.

A. Equity Securities - The Fund may invest in equity securities, which include common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and convertible securities consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

      ADRs, GDRs and EDRs are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs, GDRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies. ADRs, GDRs and EDRs are subject to the same risks as the foreign securities to which they relate. See "Risks of Investing in Foreign Securities" herein.

      Preferred stock has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities, (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by Standard & Poor's Ratings Group ("S&P") and Moody's Investors Services, Inc. ("Moody's") although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for the Fund. The Adviser expects, however, that generally the preferred stocks in which the Fund invests will be rated at least CCC by S&P or Caa by Moody's or, if unrated, of comparable quality in the opinion of the Adviser. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody's are likely to be in arrears on dividend payments. Moody's rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.

         In addition to investing directly in common stocks, the Fund may invest in S&P Depositary Receipts ("SPDRs") and similar instruments. SPDRs are shares of a publicly traded unit investment trust which owns the stocks included in the applicable S&P Index such as the S&P 500 Index or the S&P Mid Cap 400 Index. Changes in the price of SPDRs track the movement of the associated Index relatively closely.

B. Convertible Securities - A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest generally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have several unique investment characteristics, such as (a) higher yields than common stocks, but lower yields than comparable nonconvertible securities, (b) a lesser degree of fluctuation in value than the underlying stock since they have fixed income characteristics, and (c) the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

C. Corporate Debt Securities - Corporate debt securities are bonds or notes issued by corporations and other business organizations, including business trusts, in order to finance their credit needs. Corporate debt securities include commercial paper which consists of short term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, credit quality may be more susceptible to potential future changes in circumstances and the securities have speculative elements.

      Lower quality corporate debt securities are those rated BBB or lower by Standard & Poor's Corporation ("S&P"), Baa or lower by Moody's Investors Services, Inc. ("Moody's"), or if unrated, determined by the Adviser to be of comparable quality (commonly called "junk bonds"). These securities are not considered to be investment grade and often are considered to be speculative and involve greater risk of default or price change due to changes in the issuer's creditworthiness or changes in economic conditions. The market prices of these securities will fluctuate over time, may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. The market for lower quality securities may be less liquid than the market for securities of higher quality. Furthermore, the liquidity of lower quality securities may be affected by the market's perception of their credit quality. Therefore, judgment may at times play a greater role in valuing these securities than in the case of higher quality securities, and it also may be more difficult during certain adverse market conditions to sell lower quality securities at favorable prices to meet redemption requests or to respond to changes in the market. The Fund will not invest more than 10% of the value of its net assets in junk bonds. If, as a result of a downgrade, the Fund holds more than 10% of the value of its assets in junk bonds, the Fund will take action to reduce the value of such securities below 10%.

D. Zero Coupon Bonds - The Fund may invest in zero coupon bonds issued by corporations as well as government agencies and instrumentalities. Zero coupon bonds do not make regular interest payments. Instead they are sold at a deep discount from their face value and redeemed at face value. The issuer of the bond avoids the need to generate cash to meet current interest payments and, accordingly, these bonds may involve greater risk than debt securities that make regular interest payments. The Fund will accrue income on such bonds for tax and accounting purposes, in accordance with applicable law. This income will be distributed to shareholders. Because no cash is received at the time such income is accrued, the Fund may be required to liquidate other portfolio securities to satisfy its distribution obligations. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change.

      The Federal Reserve creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the coupon payments and the principal payment from an outstanding Treasury security and selling them as individual securities. A broker-dealer creates a derivative zero by depositing a Treasury security with a custodian for safekeeping and then selling the coupon payments and principal payment that will be generated by this security separately. Examples are Certificates of Accrual on Treasury Securities (CATS), Treasury Investment Growth Receipts (TIGRs) and generic Treasury Receipts (TRs). These derivative zero coupon obligations are not considered to be government securities unless they are part of the STRIPS program. Original issue zeros are zero coupon securities issued directly by the U.S. government, a government agency, or by a corporation.

E. Foreign Securities - The Fund may invest in foreign fixed income securities. Foreign fixed income securities include corporate debt obligations issued by foreign companies and debt obligations of foreign governments or international organizations. This category may include floating rate obligations, variable rate obligations, Yankee dollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on U.S. markets) and Eurodollar obligations (U.S. dollar denominated obligations issued by foreign companies and traded on foreign markets).

      Foreign government obligations generally consist of debt securities supported by national, state or provincial governments or similar political units or governmental agencies. Such obligations may or may not be backed by the national government's full faith and credit and general taxing powers. Investments in foreign securities also include obligations issued by international organizations. International organizations include entities designated or supported by governmental entities to promote economic reconstruction or development as well as international banking institutions and related government agencies. Examples are the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. In addition, investments in foreign securities may include debt securities denominated in multinational currency units of an issuer (including international issuers). An example of a multinational currency unit is the European Currency Unit. A European Currency Unit represents specified amounts of the currencies of certain member states of the European Economic Community, more commonly known as the Common Market.

      Purchases of foreign securities are usually made in foreign currencies and, as a result, a Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. In addition, there may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks associated with investments in foreign securities include changes in restrictions on foreign currency transactions and rates of exchanges, changes in the administrations or economic and monetary policies of foreign governments, the imposition of exchange control regulations, the possibility of expropriation decrees and other adverse foreign governmental action, the imposition of foreign taxes, less liquid markets, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, delays in settlement of securities transactions and greater price volatility. In addition, investing in foreign securities will generally result in higher commissions than investing in similar domestic securities.

      The world's industrialized markets generally include but are not limited to the following: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The world's emerging markets generally include but are not limited to the following: Argentina, Bolivia, Brazil, Bulgaria, Chile, China, Colombia, Costa Rica, the Czech Republic, Ecuador, Egypt, Greece, Hungary, India, Indonesia, Israel, the Ivory Coast, Jordan, Malaysia, Mexico, Morocco, Nicaragua, Nigeria, Pakistan, Peru, the Philippines, Poland, Portugal, Romania, Russia, Slovakia, Slovenia, South Africa, South Korea, Sri Lanka, Taiwan, Thailand, Turkey, Uruguay, Venezuela, Vietnam and Zimbabwe.

      Investment in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in securities of foreign issuers outlined in this section to a heightened degree. These heightened risks include:
(i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities including restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) in the case of Eastern Europe and in China and other Asian countries, the absence of developed capital markets and legal structures governing private or foreign investment and private property and the possibility that recent favorable economic and political developments could be slowed or reversed by unanticipated events. So long as the Communist Party continues to exercise a significant or, in some countries, dominant role in Eastern European countries or in China and other Asian countries, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation. There may be no assurance that such expropriation will not occur in the future in either the Eastern European countries or other countries. In the event of such expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to Fund shareholders.

      In addition to brokerage commissions, custodial services and other costs relating to investment in emerging markets are generally more expensive than in the United States. Such markets have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of the security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

F. Brady Bonds - The Fund may invest in "Brady bonds," which have been issued by the governments of Argentina, Brazil, Costa Rica, Mexico, Nigeria, Philippines, Uruguay and Venezuela. Most Brady bonds are currently rated below BBB by S&P or Baa by Moody's.

      The Brady Plan was conceived by the U.S. Treasury in the 1980's in an attempt to produce a debt restructuring program which would enable a debtor country to (i) reduce the absolute level of debt of its creditor banks, and (ii) reschedule its external debt repayments, based upon its ability to service such debts by persuading its creditor banks to accept a debt write-off by offering them a selection of options, each of which represented an attractive substitute for the nonperforming debt. Although it was envisaged that each debtor country would agree to a unique package of options with its creditor banks, the plan was that these options would be based upon the following: (i) a discount bond carrying a market rate of interest (whether fixed or floating), with principal collateralized by the debtor country with cash or securities in an amount equal to at least one year of rolling interest; (ii) a par bond carrying a low rate of interest (whether fixed or floating), collateralized in the same way as in (i) above; and (iii) retention of existing debt (thereby avoiding a debt write-off) coupled with an advance of new money or subscription of new bonds.

      The Fund may invest in either collateralized or uncollateralized Brady bonds. U.S. dollar-denominated, collateralized Brady bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

G. U.S. Government Securities - The Fund may invest in U.S. government securities. These securities may be backed by the credit of the government as a whole or only by the issuing agency. It is possible that the U.S. government would not provide financial support to its agencies if not required to do so by law. U.S. Treasury bonds, notes, and bills and some agency securities, such as those issued by the Federal Housing Administration and the Government National Mortgage Association (GNMA), are backed by the full faith and credit of the U.S. government as to payment of principal and interest and are the highest quality government securities. Other securities issued by U.S. government agencies or instrumentalities, such as securities issued by the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation, are supported only by the credit of the agency that issued them, and not by the U.S. government. Securities issued by the Federal Farm Credit System, the Federal Land Banks and the Federal Home Loan Banks are supported by the agency's right to borrow money from the U.S. Treasury under certain circumstances, but are not backed by the full faith and credit of the U.S. government. If a U.S. government agency in which the Fund invests defaults and the U.S. government does not stand behind the obligation, the Fund's share price could fall.

      The Fund may invest in Treasury Inflation-Protected Securities, often called TIPS, which are government issued securities whose value is linked to the inflation rate. Like Treasury bills, bonds and notes, TIPS are backed by the full faith and credit of the United States government. TIPS are liquid securities that can be bought and then resold at any time on the open market or directly to the Treasury Department. TIPS pay a fixed interest rate; however, the principal is adjusted every six months based on the changes in the Consumer Price Index (CPI). If inflation rises, the principal of the bond increases; if deflation occurs, the principal decreases. The Fund can never receive less than the original principal if it holds the TIPS to maturity. The Fund will receive the inflation adjusted principal or the original principal, whichever is greater, when the bonds mature.

INVESTMENT LIMITATIONS

      Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental ("Fundamental"), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and this SAI, the term "majority" of the outstanding shares of the Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental ("Non-Fundamental").

      1. Borrowing Money. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has an asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

      2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission ("SEC") or its staff.

      3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

      4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

      5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

      6. Loans. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

      7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

      8. Diversification. The Fund will not invest in the securities of any issuer if, immediately after such investment, less than 75% of the total assets of the Fund will be invested in cash and cash items (including receivables), Government securities, securities of other investment companies or other securities for the purposes of this calculation limited in respect of any one issuer to an amount (determined immediately after the latest acquisition of securities of the issuer) not greater in value than 5% of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

      With respect to the percentages adopted by the Trust as maximum limitations on its Fundamental investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

      Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

      Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Fund and are Non-Fundamental (see "Investment
Limitations-Fundamental" above).

      1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

      2. Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one third of its total assets are outstanding.

      3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

      4. Illiquid Investments. The Fund will not purchase illiquid securities which cannot be sold in the ordinary course of business or due to contractual or legal restrictions on resale.

THE INVESTMENT ADVISER

      The Roosevelt Investment Group, 317 Madison Ave., Suite 1004 New York, New York 10017 is the Fund's investment adviser. Arthur Sheer owns at least 75% of the outstanding voting shares of the Adviser and may be deemed to be a controlling person of the Adviser.

      Under the terms of the management agreement (the "Agreement"), the Adviser manages the Fund's investments subject to approval of the Board of Trustees and pays all of the expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expense on securities sold short), fees and expenses of the non-interested person trustees, extraordinary expenses and 12b-1 expenses. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund.



      The following table describes the advisory fees paid to the Adviser by the Fund for the last three fiscal years:

- ------------------------------------------------------------------------------
Fiscal Year Ended               Net Advisory Fees Paid
- ------------------------------------------------------------------------------
November 30, 2003               $13,390
- ------------------------------------------------------------------------------
November 30, 2004               $27,064
- ------------------------------------------------------------------------------
November 30, 2005               $45,339
- ------------------------------------------------------------------------------


      The Adviser retains the right to use the name "Bull Moose" in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Trust's right to use the name "Bull Moose" automatically ceases ninety days after termination of the Agreement and may be withdrawn by the Adviser on ninety days written notice.

      The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks which provide such services; however, in selecting investments for the Fund, no preference will be shown for such securities.

About the Portfolio Manager

      Arthur Sheer, Chief Executive Officer of the Adviser, serves as the portfolio manager of the Fund solely responsible for making investment decisions for the Fund ("Portfolio Manager"). As of November 30, 2005, the Portfolio Manager was responsible for management of the following types of other accounts in addition to the Fund:


- ----------------------  -----------------  ------------------  ----------------------  ---------------------
                           Number of                            Number of Accounts        Total Assets By
                          Accounts by       Total Assets By     by Type Subject to     Account Type Subject
 Account Type             Account Type       Account Type        a Performance Fee     to a Performance Fee
- ----------------------  -----------------  ------------------  ----------------------  ---------------------
Registered                     0                  N/A                   N/A                    N/A
Investment Companies
- ----------------------  -----------------  ------------------  ----------------------  ---------------------
Pooled Investment              0                  N/A                   N/A                    N/A
Vehicles
- ----------------------  -----------------  ------------------  ----------------------  ---------------------
Retail Accounts               705            $509,300,975                0                     N/A
- ----------------------  -----------------  ------------------  ----------------------  ---------------------

      The Portfolio Manager is compensated for his services by the Adviser. His compensation consists of a fixed salary and an annual bonus based on the following: (i) the quality of research contributions, (ii) the performance of stock recommendations and (iii) his overall contribution to firm success. Finally, the Portfolio Manager is also eligible to participate in the Adviser's profit sharing program. As of November 30, 2005, the Portfolio Manager did not own any shares of the Fund.


      The Portfolio Manager provides investment advisory and other services to clients other than the Fund. In addition, the Portfolio Manager may carry on investment activities for his own account(s) and/or the accounts of family members. The Fund has no interest in these activities. As a result of the foregoing, the Portfolio Manager is engaged in substantial activities other than on behalf of the Fund, and may have differing economic interests in respect of such activities and may have conflicts of interest in allocating investment opportunities. For example, the Portfolio Manager may manage such other accounts on terms that are more favorable than the terms on which the Adviser manages the Fund, such as in cases where the Adviser receives higher fees from the other accounts than the management fee received from the Fund.

      There may be circumstances under which the Portfolio Manager will cause one or more other accounts to commit a larger percentage of their assets to an investment opportunity than the percentage of the Fund's assets that the Portfolio Manager commits to such investment. There also may be circumstances under which the Portfolio Manager purchases or sells an investment for the other accounts and does not purchase or sell the same investment for the Fund, or purchases or sells an investment for the Fund and does not purchase or sell the same investment for the other accounts.


      However, it is the Adviser's and the Portfolio Manager's policy that investment decisions for all accounts that the Portfolio Manager manages be made based on a consideration of their respective investment objectives and policies, and other needs and requirements affecting the accounts and that investment transactions and opportunities be fairly allocated among the Fund and other accounts. For example, the Adviser has written policies and procedures with respect to allocation of block trades and/or investment opportunities among the Fund and other clients of the Adviser. When feasible, the Portfolio Manager will group or block various orders to more efficiently execute orders and receive reduced commissions in order to benefit the Fund and other client accounts. In the event that more than one client wants to purchase or sell the same security on a given date and limited quantities are available, the purchases and sales will normally be made on a pro rata average price per share basis.



TRUSTEES AND OFFICERS

      The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.


      The following table provides information regarding the Trustees who are not interested persons of the Trust (each an "Independent Trustee" and collectively, the "Independent Trustees").

- -----------------------------------------------------  ----------------------------------------------------------------
Name, Address*, (Date of Birth), Position with         Principal Occupation During Past 5 Years
Trust,** and Term of Position                          and Other  Directorships
- -----------------------------------------------------  ----------------------------------------------------------------
Gary E. Hippenstiel (1947)                             Director, Vice President and Chief Investment Officer of
                                                       Legacy Trust Company, N.A. since 1992; Non-voting Chairman of
Independent Trustee, December 2002 to present          Investment Committee of WH Donner Foundation and WH Donner
                                                       Canadian Foundation since June 2005; Trustee of  AmeriPrime
                                                       Advisors Trust from July 2002 to November 2005; Trustee of
                                                       Access Variable Insurance Trust from April 2003 to August
                                                       2005; Trustee of AmeriPrime Funds from 1995 to July 2005;
                                                       Trustee of CCMI Funds from June 2003 to March 2005.
- -----------------------------------------------------  ----------------------------------------------------------------
Stephen A. Little (1946)                               President and founder of The Rose, Inc., a registered
                                                       investment advisor, since April 1993; Trustee of AmeriPrime
Chairman, December 2004 to present;                    Advisors Trust from November 2002 to November 2005; Trustee of
Independent Trustee, December 2002 to present          AmeriPrime Funds from December 2002 to July 2005; Trustee of
                                                       CCMI Funds from June 2003 to March 2005.

- -----------------------------------------------------  ----------------------------------------------------------------
Daniel J. Condon (1950)                                President of International Crankshaft Inc., an automotive
                                                       equipment manufacturing company, since 2004, Vice President
Independent Trustee, December 2002 to present          and General Manager from 1990 to 2003; Trustee of AmeriPrime
                                                       Advisors Trust from November 2002 to November 2005; Trustee of
                                                       The Unified Funds from 1994 to 2002; Trustee of Firstar Select
                                                       Funds, a REIT mutual fund, from 1997 to 2000; Trustee of
                                                       AmeriPrime Funds from December 2002 to July 2005; Trustee of
                                                       CCMI Funds from June 2003 to March 2005.
- -----------------------------------------------------  ----------------------------------------------------------------

* The address for each trustee is 431 N. Pennsylvania St., Indianapolis, IN
46204.

** The Trust currently consists of 34 series.

      The Trust's audit committee consists of the Independent Trustees. The audit committee is responsible for overseeing the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund's financial statements and the independent audit of the financial statements; and acting as a liaison between the Fund's independent auditors and the full Board of Trustees. The Audit Committee met six times during the year ended December 31, 2005.

      The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the 1940 Act, and each officer of the Trust.

- -----------------------------------------------------  ----------------------------------------------------------------
Name, Address*, (Date of Birth), Position with Fund    Principal Occupation During Past 5 Years
Complex,** Term of Position with Trust                 and Other Directorships
- -----------------------------------------------------  ----------------------------------------------------------------
Ronald C. Tritschler (1952)***                         Chief Executive Officer, Director and Legal Counse lof The Webb
                                                       Companies, a national real estate company, since 2001,
Trustee, December 2002 to present                      Executive Vice President and Director from 1990 to 2000;
                                                       Director of First State Financial since 1998; Director, Vice
                                                       President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of
                                                       AmeriPrime Advisors Trust from November 2002 to November 2005;
                                                       Trustee of AmeriPrime Funds from December 2002 to July 2005;
                                                       Trustee of CCMI Funds from June 2003 to March 2005.
- -----------------------------------------------------  ----------------------------------------------------------------

- -----------------------------------------------------  ----------------------------------------------------------------
Anthony J. Ghoston (1959)                              President of Unified Fund Services, Inc., the Trust's
                                                       administrator, since June 2005, Executive Vice President from
President, July 2004 to present                        June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information
                                                       Officer of Unified Financial Services, Inc., the parent
                                                       company of the Trust's administrator and distributor, from
                                                       1997 to November 2004; President of AmeriPrime Advisors Trust
                                                       from July 2004 to November 2005; President of AmeriPrime Funds
                                                       from July 2004 to July 2005; President of CCMI Funds from July
                                                       2004 to March 2005.
- -----------------------------------------------------  ----------------------------------------------------------------
Freddie Jacobs, Jr., CPA (1970)                        Vice President of Unified Fund Services, Inc., the Trust's
                                                       administrator, since December 2003; Assistant Vice President of
Chief Financial Officer and Treasurer, July 2005       U.S. Bancorp Fund Services LLC from 2000 to December 2003, Trust
to present; Secretary, September 2004 to June          Officer from 1998 to 2000; Chief Financial Officer and Treasurer
2005; Assistant Secretary, July 2005 to present        of AmeriPrime Advisors Trust from July 2005 to November 2005;
                                                       Secretary of AmeriPrime Funds and AmeriPrime Advisors Trust from
                                                       September 2004 to June 2005; Secretary of CCMI Funds from
                                                       September 2004 to March 2005; Principal Accounting Officer of
                                                       Lindbergh Funds from February 2004 to February 2005.
- -----------------------------------------------------  ----------------------------------------------------------------
Lynn E. Wood (1946)                                    Chief Compliance Officer of AmeriPrime Advisors Trust from
                                                       October 2004 to November 2005; Chief Compliance Officer of
Chief Compliance Officer, October 2004 to present      AmeriPrime Funds from October 2004 to July 2005; Chief
                                                       Compliance Officer of  CCMI Funds from October 2004 to March
                                                       2005; Chief Compliance Officer of Unified Financial
                                                       Securities, Inc., the Trust's distributor, from 1997 to 2000 and 2004 to 2005 Chairman from 1997 to December 2004,
                                                       President from 1997 to 2000; Director of Compliance of Unified
                                                       Fund Services, Inc., the Trust's administrator, from October
                                                       2003 to September 2004; Chief Compliance Officer of Unified
                                                       Financial Services, Inc., the parent company of the Trust's administrator and distributor, from 2000 to 2004.
- -----------------------------------------------------  ----------------------------------------------------------------
Heather A. Barnes (1975)                               Employed by Unified Fund Services, Inc., the Trust's
Secretary, July 2005 to present                        administrator, since January 2004 and from December 1999 to
                                                       January 2002; Regional Administrative Assistant of The
                                                       Standard Register Company from February 2003 to January 2004;
                                                       Full time student at Indiana University from January 2002 to
                                                       June 2002; Secretary of AmeriPrime Advisors Trust from July
                                                       2005 to November 2005.
- -----------------------------------------------------  ----------------------------------------------------------------

* The address for each of the trustees and officers is 431 N. Pennsylvania St., Indianapolis, IN 46204.

** The Trust currently consists of 34 series.

*** Mr. Tritschler may be deemed to be an "interested person" of the Trust because he has an ownership interest in Unified Financial Services, Inc., the parent company of the distributor of certain series in the Trust.

      The following table provides information regarding shares of the Fund and other portfolios of the Trust owned by each Trustee as of December 31, 2005.

- --------------------------------  ------------------------------------  -------------------------------------------
                                                                         Aggregate Dollar Range of Shares of All
              Trustee                 Dollar Range of Fund Shares                Funds Within the Trust*
- --------------------------------  ------------------------------------  -------------------------------------------
Gary E. Hippenstiel                              None                                      None
- --------------------------------  ------------------------------------  -------------------------------------------
Ronald Tritschler                                None                                      None
- --------------------------------  ------------------------------------  -------------------------------------------
Stephen Little                                   None                                      None
- --------------------------------  ------------------------------------  -------------------------------------------
Daniel Condon                                    None                                      None
- --------------------------------  ------------------------------------  -------------------------------------------

* The Trust currently consists of 34 series.

      Set forth below are estimates of the annual compensation to be paid to the Trustees and officers by each series in the Trust on an individual basis and by the Trust on an aggregate basis. Trustees' and officers' fees and expenses are Trust expenses and each series incurs its expenses at the same rate.


================================  =====================  ======================  ===================  =====================
                                       Aggregate              Pension or          Estimated Annual     Total Compensation
                                      Compensation        Retirement Benefits      Benefits Upon          from Trust*
     Independent Trustees            from the Fund        Accrued As Part of         Retirement
                                                             Fund Expenses
- --------------------------------  ---------------------  ----------------------  -------------------  ---------------------
Gary E. Hippenstiel, Trustee             $1,324                   $0                     $0                 $45,000
and Chairman of the Audit
Committee
- --------------------------------  ---------------------  ----------------------  -------------------  ---------------------
Stephen A. Little, Chairman of           $1,324                   $0                     $0                 $45,000
the Board
- --------------------------------  ---------------------  ----------------------  -------------------  ---------------------
Daniel Condon, Trustee                   $1,030                   $0                     $0                 $35,000
================================  =====================  ======================  ===================  =====================
 Non-Independent Trustees and         Aggregate             Pension or         Estimated Annual    Total Compensation
           Officers                  Compensation       Retirement Benefits     Benefits Upon         from Trust*
                                    from the Fund       Accrued As Part of        Retirement
                                                           Fund Expenses
- -------------------------------- --------------------- ---------------------- ------------------- ---------------------
Ronald C. Tritschler, Trustee           $1,030                  $0                    $0                $35,000
- -------------------------------- --------------------- ---------------------- ------------------- ---------------------
Anthony Ghoston, President and            $0                    $0                    $0                   $0
CEO
================================ ===================== ====================== =================== =====================
Freddie Jacobs, CFO and                   $0                    $0                    $0                   $0
Treasurer
================================ ===================== ====================== =================== =====================
Lynn Wood, Chief Compliance             $4,265                  $0                    $0                $145,000
Officer
- -------------------------------- --------------------- ---------------------- ------------------- ---------------------
Heather Barnes, Secretary                 $0                    $0                    $0                   $0
================================ ===================== ====================== =================== =====================

* The Trust currently consists of 34 series.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


      A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of the Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of the Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund's fundamental policies or the terms of the management agreement with the Adviser.

         As of February 15, 2006, the Fund had the following control shareholders or principal shareholders.


- --------------------------------  -------------------  ---------------------
Name and Address                  % Ownership          Type of Ownership

- --------------------------------  -------------------  ---------------------
 Charles Schwab & Co.                      22.36%      Beneficial
     101 Montgomery Street
     San Francisco, CA 94104
- --------------------------------  -------------------  ---------------------

      As of February 15, 2006, the Trustees and officers of the Fund as a group beneficially owned less than 1% of the Fund.


PORTFOLIO TURNOVER


      The Fund may sell portfolio securities without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. The Fund's portfolio turnover rate is the percentage of its portfolio that is bought and sold to exchange for other securities and is expressed as a percentage of its total assets. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. For the fiscal years ended November 30, 2004 and 2005, the Fund's portfolio turnover rate was 82.28% and 85.58%, respectively.



PORTFOLIO TRANSACTIONS AND BROKERAGE

      Subject to policies established by the Board of Trustees of the Trust, the Adviser is responsible for the Fund's portfolio decisions and the placing of the Fund's portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

      The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other accounts over which it exercises investment discretion.


      Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom the Fund effects securities transactions may also be used by the Adviser in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Adviser in connection with its services to the Fund. Although research services and other information are useful to the Fund and the Adviser, it is not possible to place a dollar value on the research and other information received. It is the opinion of the Board of Trustees and the Adviser that the review and study of the research and other information will not reduce the overall cost to the Adviser of performing its duties to the Fund under the Agreement. For the fiscal year ended November 30, 2005, the Fund directed the following brokerage transactions to brokers due to research services provided by such brokers to the Fund:

- --------------------------------------- ------------------------------------
 Brokerage Transactions Directed                 Brokerage Commissions Paid

- --------------------------------------- ------------------------------------
          $8,465,150                                       $12,707
- --------------------------------------- ------------------------------------


      Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

      When the Fund and another of the Adviser's clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined ("blocked") basis. Blocked transactions can produce better execution for the Fund because of the increased volume of the transaction. If the entire blocked order is not filled, the Fund may not be able to acquire as large a position in such security as it desires, or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell, or as high a price for any particular portfolio security, if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated on a pro rata basis. Blocked transactions may also occur between the Fund and employees of the Adviser; however in the event that the entire blocked order is not filled, the purchase or sale of the Fund will have priority over the purchase or sale of employees of the Adviser.


      The following table provides information regarding the amount of brokerage commissions paid by the Fund for the last three fiscal years:

- -------------------------------- -------------------------------------------
      Fiscal Year End                       Brokerage Commissions Paid

- -------------------------------- -------------------------------------------
    November 30, 2003                                 $ 5,896
- -------------------------------- -------------------------------------------
    November 30, 2004                                 $11,878
- -------------------------------- -------------------------------------------
    November 30, 2005                                 $16,688
- -------------------------------- -------------------------------------------


      The Trust, the Adviser and the Fund's distributor have each adopted a Code of Ethics (the "Rule 17j-1 Code") pursuant to Rule 17j-1 of the 1940 Act, and the Adviser's Code of Ethics also conforms to Rule 204A-1 under the Investment Advisers Act of 1940. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by the Fund. You may obtain a copy of the Code from the Fund, free of charge, by calling Shareholder Services at 1-877-322-0576. You may also obtain copies of the Trust's Code from documents filed with the SEC and available on the SEC's web site at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

      The Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. The Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. The Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Fund without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

      The Fund releases portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Adviser, Distributor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. The Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), printers, pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisers at any time. This information is disclosed to all such third parties under conditions of confidentiality. "Conditions of confidentiality" include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship),
(iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. Third party servicing agents generally are subject to an independent obligation not to trade on confidential information under their code of ethics and/or as a result of common law precedents; however, the Fund does not require an independent confirmation from the third parties that they will not trade on the confidential information.

      Additionally, the Fund has ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor's, Thompson Financial and Vickers-Stock ("Rating Agencies") in order for those organizations to assign a rating or ranking to the Fund. In these instances portfolio holdings will be supplied within approximately 25 days after the end of the month. The Rating Agencies may make the Fund's top portfolio holdings available on their websites and may make the Fund's complete portfolio holdings available to their subscribers for a fee. Neither the Fund, the Adviser nor any of their affiliates receive any portion of this fee. Information released to Rating Agencies is not released under conditions of confidentiality nor is it subject to prohibitions on trading based on the information. The Fund also will post its complete portfolio holdings on its website (if the Fund has a website) within approximately 25 days after the end of the month. The information will remain posted on the website until replaced by the information for the succeeding month. If the Fund does not have a website or the website is for some reason inoperable, the information will be supplied to Rating Agencies no more frequently than monthly and on a delayed basis.

      The Adviser has entered into an agreement with Conflict Securities Advisory Group ("CSAG") to provide initial certifications and ongoing monitoring of companies in the Fund's portfolio in an attempt to ensure that no company owned by the Fund is subject to global security risk. In order for CSAG to provide global risk screening, the Adviser will provide a report to CSAG within 10 days of the end of each calendar month that identifies and confirms the investments of the Fund as of the month-end, as well as a report to CSAG of any Fund transaction resulting in an acquisition of a new security within 10 business days from the date of such transaction. CSAG has entered into a Confidentiality Agreement pursuant to which it has agreed to keep the Fund's portfolio information strictly confidential and to use it only for the purpose for which it was provided to CSAG; and CSAG further has agreed that it will not use the Confidential Information in a manner adverse to the interests of Fund shareholders or for personal trading by CSAG or its employees.

      Except as described above, the Fund is prohibited from entering into any arrangements with any person to make available information about the Fund's portfolio holdings without the prior authorization of the Trust's Chief Compliance Officer ("CCO"). The Adviser must submit any proposed arrangement pursuant to which the Adviser intends to disclose the Fund's portfolio holdings to the CCO, which will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Adviser, and any affiliated persons of the Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings. Finally, the Fund will not disclose portfolio holdings as described above to third parties that the Fund knows will use the information for personal securities transactions.



DISTRIBUTION PLAN

      The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). The Plan permits the Fund to pay for certain distribution and promotion expenses related to marketing shares of the Fund. The amount payable annually by the Fund is 0.25% of its average daily net assets.

      Under the Plan, the Trust may engage in any activities related to the distribution of Fund shares, including without limitation the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisers and others that are engaged in the sale of shares of the Fund, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of shares of the Fund; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to the
Plan) who engage in or support distribution of shares of the Fund; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (d) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (g) costs of implementing and operating the Plan. The Fund does not participate in any joint distribution activities with other mutual funds.

      The Trustees expect that the Plan could significantly enhance the Fund's ability to expand distribution of shares of the Fund. It is also anticipated that an increase in the size of the Fund will facilitate more efficient portfolio management and assist the Fund in seeking to achieve its investment objective.

      The Plan was approved by the Fund's Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the Plan or any related agreement, by a vote cast in person at a meeting held on September 12, 2005. Continuation of the Plan and the related agreements must be approved by the Trustees annually, in the same manner, and the Plan or any related agreement may be terminated at any time without penalty by a majority of such independent Trustees or by a majority of the outstanding shares of the applicable class. Any amendment increasing the maximum percentage payable under the Plan or other material change must be approved by a majority of the outstanding shares of the Fund, and all other material amendments to the Plan or any related agreement must be approved by a majority of the independent Trustees. The Fund did not pay any amount under the Plan in the last fiscal year.


DETERMINATION OF NET ASSET VALUE

      The price (net asset value) of the shares of the Fund is determined as of the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business (the Exchange is closed on weekends, most federal holidays, and Good Friday). For a description of the methods used to determine the net asset value (share price), see "Determination of Net Asset Value" in the Prospectus.

      Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees of the Trust. The fund accounting agent maintains a pricing review committee, which may seek valuation directly from an Independent Trustee if good faith pricing issues arise. Manually priced securities held by the Fund (if any) are reviewed by the Board of Trustees on a quarterly basis.

      Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

      The Fund's net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time, as shown below:

                       Net Assets           =  Net Asset Value Per Share
                    ---------------------
                       Shares Outstanding

         An example of how the Fund calculated its net asset value per share as of the fiscal year ended November 30, 2005 is as follows:


                      $   6,414,533         =  $15.07
                   ---------------------
                            425,576


REDEMPTION IN-KIND

      The Fund does not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of the Fund's net asset value, pursuant to an election by the Trust on behalf of the Fund under Rule 18f-1 of the 1940 Act, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund's net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.


STATUS AND TAXATION OF THE FUND

      The Fund was organized as a series of a business trust, and intends to continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code") in each taxable year. There can be no assurance that it actually will so qualify. If the Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

      If the Fund does qualify as a RIC but (in a particular tax year) distributes less than 98% of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is 4% of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If the Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

      To continue to qualify for treatment as a RIC under Subchapter M of the Code, the Fund must, among other requirements:

      o Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC's business of investing in stock securities, or foreign currencies) (the "Income Requirement");

      o Diversify its investments in securities within certain statutory limits; and

      o Distribute annually to its shareholders at least 90% of its investment company taxable income (generally, taxable net investment income less net capital gain) (the "Distribution Requirement").

      The Fund may acquire zero coupon or other securities issued with original issue discount (including pay-in-kind securities). If it does so, the Fund will have to include in its income its share of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute (a) 98% of its ordinary income in order to avoid imposition of a 4% excise tax, and (b) 90% of its investment company taxable income, including any original issue discount, to satisfy the Distribution Requirement, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions would be made from the Fund's cash assets, if any, or from the sales of portfolio securities, if necessary. The Fund might realize capital gains or losses from any such sales, which would increase or decrease the Fund's investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

      Fund distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

      The portion of the dividends the Fund pays that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the federal alternative minimum tax.

      If you are a non-retirement plan holder, the Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, the Fund's distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

      If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.



      The Fund's net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted capital loss remaining is lost as a deduction. As of November 30, 2005, the Fund had no unused capital loss carryforwards.


      The foregoing is only a summary of some of the important federal income tax considerations affecting the Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisers for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.


CUSTODIAN

      Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is custodian of the Fund's investments. The custodian acts as the Fund's depository, safekeeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Fund's request and maintains records in connection with its duties.


FUND SERVICES

      Unified Fund Services, Inc. ("Unified"), 431 North Pennsylvania Street, Indianapolis, Indiana 46204, acts as the Fund's transfer agent. A Trustee and the officers of the Trust are members of management and/or employees of Unified and/or shareholders of Unified Financial Services, Inc. ("UFS"), the parent company of Unified. Unified maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other transfer agent and shareholder service functions. Unified receives a monthly fee from the Adviser of $1.50 per shareholder account (subject to a monthly minimum fee of $1,250).

      In addition, Unified provides the Fund with fund accounting services, which include certain monthly reports, record-keeping and other management-related services. For its services as fund accountant, Unified receives an annual fee from the Adviser equal to 0.05% of the Fund's assets up to $50 million, 0.04% of the Fund's assets from $50 million to $100 million, and 0.03% of the Fund's assets over $100 million (subject to various monthly minimum fees, the maximum being $1,667 per month).

      Unified also provides the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. Unified receives a monthly fee from the Adviser equal to an annual rate of 0.10% of the Fund's assets under $50 million, 0.07% of the Fund's assets from $50 million to $100 million, and 0.05% of the Fund's assets over $100 million (subject to a minimum fee of $2,500 per month).


      The following table provides information regarding fees paid by the Adviser (not the Fund) to Unified during the last three fiscal years in connection with its transfer agency, fund accounting and administrative services to the Fund.

- ---------------------------  -------------------------  ----------------------------  ----------------------------
      Fiscal Year Ended             Fees Paid for              Fees Paid for                 Fees Paid for
                                   Transfer Agent        Fund Accounting Services       Administrative Services
                                      Services
- ---------------------------  -------------------------  ----------------------------  ----------------------------
November 30, 2005                        $16,290                  $20,691                       $30,776
- ---------------------------  -------------------------  ----------------------------  ----------------------------
November 30, 2004                        $10,388                  $15,778                        $28,142
- ---------------------------  -------------------------  ----------------------------  ----------------------------
November 30, 2003                        $11,272                  $15,000                        $29,583
- ---------------------------  -------------------------  ----------------------------  ----------------------------


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The firm of Cohen McCurdy, Ltd., 800 Westpoint Parkway, Suite 1100, Westlake, Ohio 44145, has been selected as independent registered public accountants for the Fund for the fiscal year ending November 30, 2006. Cohen McCurdy, Ltd. performs an annual audit of the Fund's financial statements and provides financial, tax and accounting consulting services as requested.


DISTRIBUTOR


      Unified Financial Securities, Inc., 431 North Pennsylvania Street, Indianapolis, Indiana 46204 (the "Distributor"), is the exclusive agent for distribution of shares of the Fund. A Trustee of the Trust is a shareholder of UFS, the parent company of the Distributor, and certain officers of the Trust are an officer of the Distributor and/or shareholders of UFS. As a result, such persons may be deemed to be affiliates of the Distributor. The Distributor is obligated to sell the shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Distributor and Unified are controlled by UFS.

PROXY VOTING POLICIES

      The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Fund's Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures. In some instances, the Adviser may be asked to cast a proxy vote that presents a conflict between the interests of a Fund's shareholders, and those of the Adviser or an affiliated person of the Adviser. In such a case, the Trust's policy requires that the Adviser abstain from making a voting decision and forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the applicable Fund's vote will be cast.

      The Adviser's policies and procedures state that the Adviser generally relies on the individual portfolio manager(s) to make the final decision on how to cast proxy votes. When exercising its voting responsibilities, the Adviser's policies call for an emphasis on (i) accountability of management of the company to its board, and of the board to the company's shareholders, (ii) alignment of management and shareholder interests and (iii) transparency through timely disclosure of important information about a company's operations and financial performance. While no set of proxy voting guidelines can anticipate all situations that may arise, the Adviser has adopted guidelines describing the Adviser's general philosophy when proposals involve certain matters. The following is a summary of those guidelines:

      o electing a board of directors - a board should be composed primarily of independent directors, and key board committees should be entirely independent. The Adviser generally supports efforts to declassify boards or other measures that permit shareholders to remove a majority of directors at any time;

      o approving independent auditors - the relationship between a company and its auditors should be limited primarily to the audit engagement;

      o providing equity-based compensation plans - appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of directors, management, and employees by providing incentives to increase shareholder value. Conversely, the Adviser is opposed to plans that substantially dilute ownership interests in the company, provide participants with excessive awards, or have inherently objectionable structural features;

      o corporate voting structure - shareholders should have voting power equal to their equity interest in the company and should be able to approve or reject changes to a company's by-laws by a simple majority vote. The Adviser opposes super-majority requirements and generally supports the ability of shareholders to cumulate their votes for the election of directors; and

      o shareholder rights plans - shareholder rights plans, also known as poison pills, may tend to entrench current management, which the Adviser generally considers to have a negative impact on shareholder value.

More information. You may obtain a copy of the Trust's and the Adviser's proxy voting policy by calling Shareholder Services at 1-877-322-0576 or by writing to Unified Fund Services, Inc., the Fund's transfer agent, at 431 N. Pennsylvania Avenue, Indianapolis, IN 46204, Attn: Unified Series Trust Chief Compliance Officer. A copy of the policies will be mailed to you within three days of receipt of your request. You also may obtain a copy of the policies from Fund documents filed with the SEC, which are available on the SEC's web site at www.sec.gov. The actual voting records relating to portfolio securities during the most recent 12-month period ended June 30 (starting with the year ended June 30, 2004) are filed by the Fund with the SEC on Form N-PX. The Fund's proxy voting record is also available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC's web site.

FINANCIAL STATEMENTS


      The financial statements and independent registered public accountants' report required to be included in the Statement of Additional Information are hereby incorporated by reference to the Fund's Annual Report to the shareholders for the fiscal year ended November 30, 2006. You can obtain the Annual Report without charge by calling Shareholder Services at 1-877-322-0576.